================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               BRUSH WELLMAN INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               BRUSH WELLMAN INC.
                             17876 St. Clair Avenue
                             Cleveland, Ohio 44110

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of Brush Wellman Inc. will be held at The Forum, One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio on Tuesday, May 5, 1998 at 11:00 A.M. (Eastern Daylight Time), for the following purposes:

     (1) To elect three directors, each to serve for a term of three years and until a successor shall have been elected and qualified.

     (2) Approve an amendment to the Brush Wellman Inc. 1995 Stock Incentive
         Plan.

     (3) Approve adoption of the Brush Wellman Inc. 1997 Incentive Plan for Non-Employee Directors.

     (4) To ratify and approve the selection of Ernst & Young LLP as independent auditors of the Company for the year 1998.

     (5) The transaction of such other business as may properly come before such meeting.

     The Board of Directors has fixed the close of business on March 9, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                            MICHAEL C. HASYCHAK
                                               Secretary

March 16, 1998

                      IMPORTANT -- YOUR PROXY IS ENCLOSED

 PLEASE SIGN, DATE AND RETURN YOUR ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.

                               BRUSH WELLMAN INC.
                             17876 St. Clair Avenue
                             Cleveland, Ohio 44110

                                PROXY STATEMENT

                                 MARCH 16, 1998

     This statement is furnished in connection with the solicitation by the Board of Directors of Brush Wellman Inc. (the "Company") of proxies to be used at the annual meeting of shareholders of the Company to be held on May 5, 1998. This statement and the related form of proxy are being sent to shareholders on or about the date of this statement.

     If the enclosed form of proxy is properly executed and returned, the shares represented by it will be voted at the meeting. The proxy may be revoked at any time prior to its exercise by giving notice to the Company in writing or in open meeting.

     As of March 9, 1998, the record date for the meeting, the Company had outstanding and entitled to vote 16,523,822 shares of Common Stock.

     Each outstanding share of Common Stock is entitled to one vote on each matter brought before the meeting. Under Ohio law, shareholders have cumulative voting rights in the election of directors, provided not less than 48 hours notice in writing is given by any shareholder to the President, any Vice President or the Secretary of the Company that he desires that voting at such election be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting. When cumulative voting applies, each share has a number of votes equal to the number of directors to be elected, and a shareholder may give all of his votes to one nominee or divide his votes among as many nominees as he sees fit. Unless contrary instructions are received on proxies given to the Company, in the event that cumulative voting applies, all votes represented by such proxies will be divided evenly among the candidates nominated by the Board of Directors, except that if voting in such manner would not be effective to elect all such nominees, such votes will be cumulated in the discretion of the Company so as to maximize the number of such nominees elected.

     At the annual meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for the annual meeting. Under Ohio law and the Company's Articles of Incorporation and Regulations, properly executed proxies that are marked "abstain" or are held in "street name" by brokers and not voted on one or more of the items (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the annual meeting. Votes withheld in respect of Item 1 will not be counted in determining the election of directors. Abstentions and broker non-votes in respect of Items 2, 3 and 4 will not be considered as votes cast for purposes of determining whether those matters are approved.

     In addition to the solicitation of proxies by the use of the mails, officers and other employees of the Company may solicit the return of proxies by personal interview, telephone and telecopy. Brokerage houses, banks and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses. The costs of the solicitation of proxies will be borne by the Company.

                           1.  ELECTION OF DIRECTORS

     At the present time it is intended that proxies will be voted for the election of Joseph P. Keithley, William R. Robertson and John Sherwin, Jr.

     If any of these nominees should become unavailable, it is intended that the proxies will be voted as the Board of Directors shall determine. The Company has no reason to believe that any of the nominees will be unavailable. The three nominees receiving the greatest number of votes will be elected as directors of the Company.

     The following table sets forth information concerning the nominees and the directors whose terms of office will continue after the meeting:
--------------------------------------------------------------------------------

         NOMINEES WHOSE TERMS END IN 2001                            CURRENT EMPLOYMENT
--------------------------------------------------------------------------------
JOSEPH P. KEITHLEY                                  Chairman, Chief Executive Officer & President,
  Director since 1997                               Keithley Instruments Inc. (Electronic Test &
  Member -- Governance Committee and                Measurement Products)
     Organization and Compensation
     Committee
Age -- 49

Mr. Keithley was elected Chairman, Chief Executive Officer and President of Keithley Instruments Inc. effective May 1994. He had served as Chairman of the Board of Keithley Instruments Inc. since 1991. He is a director of Keithley Instruments Inc.
--------------------------------------------------------------------------------

WILLIAM R. ROBERTSON                                Managing Partner, Kirtland Capital Partners (Private
  Director since 1997                               Equity Investments)
  Member -- Audit Committee and
     Organization and Compensation
     Committee
Age -- 56

Mr. Robertson has been a Managing Partner of Kirtland Capital Partners since September 1997. Prior to that time, he was President of National City Corporation from October 1995 until July 1997. He also served as Deputy Chairman from August 1988 until October 1995. He is a director of National City Corporation and National Processing, Inc.
--------------------------------------------------------------------------------

JOHN SHERWIN, JR.                                   President, Mid-Continent Ventures, Inc. (venture
  Director since 1981                               capital company)
  Member -- Audit Committee and
     Organization and Compensation
     Committee
Age -- 59

Mr. Sherwin has been President of Mid-Continent Ventures, Inc. during the past five years.
--------------------------------------------------------------------------------

        DIRECTORS WHOSE TERMS END IN 2000                            CURRENT EMPLOYMENT
--------------------------------------------------------------------------------
GORDON D. HARNETT                                   Chairman of the Board, President and Chief Executive
  Director since 1991                               Officer of the Company
Age -- 55

Mr. Harnett has been Chairman of the Board, President and Chief Executive Officer of the Company during the past five years. He is a director of Essef Corporation, Lubrizol Corporation, MA Hanna Company and National City Bank, Cleveland.
--------------------------------------------------------------------------------

WILLIAM P. MADAR                                    Chairman of the Board,
  Director since 1988                               Nordson Corporation
  Member -- Audit Committee, Governance             (industrial application equipment manufacturer)
     Committee and Organization
     and Compensation Committee
Age -- 58

Mr. Madar was elected Chairman of the Board of Nordson Corporation effective October 1997. Prior to that time, he served as Vice Chairman and Chief Executive Officer of Nordson Corporation from August 2, 1996 and as President and Chief Executive Officer from February 1986. He is a director of Lubrizol Corporation, National City Bank, Cleveland and Nordson Corporation.
--------------------------------------------------------------------------------

ROBERT M. MCINNES                                   Business Consultant
  Director since 1977
  Member -- Governance Committee and
     Organization and Compensation
     Committee
Age -- 67

Mr. McInnes was Of Counsel to the law firm of Arter & Hadden from November 1988 to November 1994. Prior to that time he was Group Executive Vice President of Cleveland-Cliffs Inc. He also served as President and Chief Executive Officer of Pickands Mather & Co., which became a wholly-owned subsidiary of Cleveland-Cliffs Inc in December 1986. He is a director of Cliffs Drilling Company.
================================================================================

        DIRECTORS WHOSE TERMS END IN 1999                            CURRENT EMPLOYMENT
--------------------------------------------------------------------------------
ALBERT C. BERSTICKER                                Chairman and Chief Executive Officer, Ferro
  Director since 1993                               Corporation (specialty chemicals)
  Member -- Governance Committee and
     Organization and
     Compensation Committee
Age -- 63

Mr. Bersticker was elected Chairman of Ferro Corporation in February 1996. He was elected Chief Executive Officer of Ferro Corporation in 1991. Prior to his election as Chairman, he was its President during the past eight years. Mr. Bersticker is a director of Ferro Corporation, KeyCorp Inc. and Oglebay Norton Company.
--------------------------------------------------------------------------------

DR. CHARLES F. BRUSH, III                           Personal investments
  Director since 1958
  Member -- Audit and Organization
     and Compensation Committee
Age -- 74

There has been no change in Dr. Brush's occupation during the past five years.
--------------------------------------------------------------------------------

DAVID L. BURNER                                     Chairman and Chief Executive Officer,
  Director since 1995                               The B.F.Goodrich Company
  Member -- Audit Committee,                        (specialty chemicals and aircraft systems and
     Organization and Compensation                  services)
     Committee
Age -- 58

Mr. Burner was elected Chairman of the B.F. Goodrich Company in July 1997. He has served as Chief Executive Officer of the B.F. Goodrich Company since December 1996 and as President since December 1995. Prior to his election as President, he served as Executive Vice President of The B.F.Goodrich Company from October 1993 and as Senior Vice President from April 1990. Mr. Burner is a director of The B.F.Goodrich Company.
--------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors maintains, among other committees, an Audit Committee, Governance Committee (formerly the Nominating Committee) and Organization and Compensation Committee, the members of which are identified in the above table. During 1997, the Board of Directors eliminated the Finance Committee and assumed its principal functions, except for the review of the investment of pension assets and funding position of retirement pensions which is the responsibility of the Organization and Compensation Committee.

     The Audit Committee held three meetings in 1997. Its principal functions include reviewing the engagement of independent auditors and recommending action by the full Board of Directors with respect thereto; reviewing the scope and results of the audit and any non-audit services performed by such auditors; reviewing the adequacy of the Company's internal auditing, accounting and financial controls; and reviewing with independent auditors their report and opinion upon completion of their audit, including a review of any significant transactions not in the ordinary course of business and compliance with Company policies and code of conduct.

     The Finance Committee held three meetings in 1997. It was eliminated as a committee effective December 1997. Its principal functions included monitoring and making recommendations to the Board of Directors regarding debt, capital structure, dividend policy and shareholder relations and reviewing the investment of pension assets and the funding position of retirement plans.

     The Governance Committee held three meetings in 1997. Its principal functions include evaluation of candidates for Board membership (including any nominations of qualified candidates submitted in writing by security holders to the Secretary of the Company), recommendations to the full Board of Directors of candidates to fill executive vacancies that arise from time to time and Board of Directors governance matters.

     The Organization and Compensation Committee held two meetings in 1997. Its principal functions include reviewing executive compensation, taking action where appropriate or making recommendations to the full Board of Directors with respect thereto, recommending the adoption of executive benefit plans, granting stock options and other awards, recommending action on matters relating to management succession and changes in organizational structure and review of the investment of pension assets and funding position of retirement pensions.

     The Board of Directors held seven meetings in 1997. All of the directors attended at least 75% of the total meetings held by the Board of Directors and by the Committees on which they served during 1997.

DIRECTOR COMPENSATION

     Each director who is not an officer of the Company receives an annual retainer fee of $16,500 for each calendar year. The Chairman of each Committee (if not an officer) receives an additional $1,000 on an annual basis. In addition, each director who is not an officer of the Company receives a fixed meeting fee of $17,500 on an annual basis.

     The Company maintains a Deferred Compensation Plan for Non-Employee Directors, which was approved by shareholders in 1992. The Plan provides each non-employee director the opportunity to defer receipt of all or a portion of the compensation payable for his services as a director. The Company, in turn, transfers an amount equal to the reduction in compensation to a trust, which amounts are invested, at the director's discretion, in the Company's Common Stock or in accordance with the Company's investment policy. Directors are encouraged to take all or a portion of their compensation in the form of Common Stock. For 1997, directors elected to receive an aggregate of $129,500 ($207,000 for 1998) worth of Common Stock on a deferred basis under this Plan.

     The Company has also maintained a Stock Option Plan for Non-Employee Directors, which was approved by shareholders in 1990. The Plan authorized a one-time grant of a non-qualified option to purchase shares of Common Stock, at fair market value at the date of grant, to each non-employee director who had never been an employee of the Company. Eleven directors each received a grant between April 1990 and October 1996 for 5,000 shares of Common Stock. Pursuant to a one-year extension of the term of the Plan by the Board of Directors during 1997, one additional director received a grant on June 3, 1997 for 5,000 shares. Each option became exercisable six months after the date of grant and will expire ten years after the date of grant, subject to earlier termination in the event of termination of service on the Board or disability. No more shares are available under this Plan, and it is proposed that the Plan be replaced with the new 1997 Stock Incentive Plan for Non-Employee Directors. (See Proposal 3 below.) One director received a grant on December 2, 1997 of an option for 5,000 shares at an exercise price of $23.78 under the new Plan, subject to approval by the shareholders at the 1998 annual meeting.

     The Board of Directors terminated the Directors Retirement Plan effective December 31, 1997. All of the directors except for Messrs. Harnett and Robertson had accumulated an accrued benefit under the Plan as of that date. Each such director has elected to credit the present value of his benefit under the Plan to his deferred compensation account under the Deferred Compensation Plan for Non-Employee Directors. Each such director has also elected to receive his credited benefit in the form of shares of the Company's Common Stock upon their termination of service with the Company.

              COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

     The following table sets forth information regarding ownership of the Company's Common Stock as of February 11, 1998 by directors, each of the executive officers named in the Summary Compensation Table, all directors and executive officers as a group and certain other persons owning more than 5% of the Company's Common Stock. Unless otherwise indicated, persons named below held sole voting power and sole investment power with respect to their shares of the Company's Common Stock.

                                  SHARES OF COMMON STOCK        PERCENT OF COMMON STOCK
     NON-OFFICER DIRECTORS        BENEFICIALLY OWNED(1)           BENEFICIALLY OWNED
     ---------------------        ---------------------           ------------------
Albert C. Bersticker............            7,681(2)(3)               *
Dr. Charles F. Brush, III.......          328,800(2)(3)(4)          1.9%
David L. Burner.................            9,021(2)(3)               *
Joseph P. Keithley..............            6,000(2)                  *
William P. Madar................           19,482(2)(3)               *
Robert M. McInnes...............           11,165(2)(3)               *
William R. Robertson............            5,864(3)(5)               *
John Sherwin, Jr................           23,129(2)(6)               *
EXECUTIVE OFFICERS
------------------
Gordon D. Harnett...............          333,285(2)                2.0%
Carl Cramer.....................           37,274(2)                  *
Stephen Freeman.................           61,938(2)                  *
Craig B. Harlan.................           70,393(2)                  *
Alfonso T. Lubrano..............            7,811                     *
All directors and executive
  officers as a group (19
  persons)......................        1,131,119(7)                6.6%
OTHER PERSONS
-------------
Trimark Financial Corporation
  One First Canadian Place
  Suite 5600, P.O. Box 487
  Toronto, Ontario, Canada......        1,574,000(8)                9.2%
Brush Wellman Inc. Savings and
  Investment Plan...............        1,133,123(9)                6.6%
Pioneering Management Company
  60 State Street,
  Boston, Massachusetts.........          920,000(10)               5.4%

---------

* Less than 1% of Common Stock.
================================================================================

 (1) Reported in accordance with the beneficial ownership rules of the Securities and Exchange Commission (the "Commission"), under which a person is deemed to be the beneficial owner of a security, for these purposes, if he has or shares voting power or investment power in respect of such security or has the right to acquire such security within 60 days. The shares shown in the table include shares credited to the account of each executive officer under the Company's Savings and Investment Plan. The shares shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with the Commission's reporting requirements.

 (2) Includes shares covered by outstanding options exercisable within 60 days, as follows: Mr. Harnett, 285,000; Mr. Cramer, 23,000; Mr. Harlan, 58,000; Mr. Freeman, 49,000; and 5,000 for each of Messrs. Bersticker, Brush, Burner, Keithley, Madar, McInnes, and Sherwin. Also includes Performance Restricted Shares granted in 1996 and 1998 pursuant to the 1995 Stock Incentive Plan, which are subject to forfeiture if the performance goals are not met, as follows: Mr. Harnett 31,245; Mr. Cramer, 11,809; Mr. Harlan 10,370; Mr. Freeman 9,978; and Mr. Lubrano, 5,044.

 (3) Includes shares deferred under the Deferred Compensation Plan for Non-Employee Directors, as follows: Mr. Bersticker, 2,181; Mr. Brush, 364; Mr. Burner, 4,021; Mr. Madar, 13,282; Mr. McInnes, 2,065; and Mr. Robertson, 364.

 (4) Includes 40,000 shares owned by the Charles F. Brush III Charitable Remainder Unitrust of which Dr. Brush is trustee and 3,000 shares owned by Dr. Brush's wife, as to all of which Dr. Brush disclaims ownership.

 (5) Includes 500 shares owned by Mr. Robertson's wife of which Mr. Robertson disclaims ownership.

 (6) Includes 10,334 shares owned by Mr. Sherwin's wife and children of which Mr. Sherwin disclaims ownership.

 (7) Includes 611,600 shares subject to outstanding options held by officers and directors and exercisable within 60 days.

 (8) Information regarding share ownership was obtained from Amendment No. 4 to
     Schedule 13G filed with the Commission on February 11, 1998.

 (9) The Northern Trust Company, Chicago, Illinois, trustee for the Brush Wellman Inc. Savings and Investment Plan holds the shares in trust. All participants share voting power with the trustee of the Plan with respect to shares credited to their account.

(10) Information regarding share ownership was obtained from Schedule 13G filed with the Commission on January 5, 1998.

                         EXECUTIVE OFFICER COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth total annual compensation earned during the Company's last three fiscal years by the Chief Executive Officer and by the four most highly compensated executive officers other than the Chief Executive Officer.

                                                                    LONG TERM
                                ANNUAL COMPENSATION(1)            COMPENSATION
                             -----------------------------    ---------------------
                                                                AWARDS      PAYOUTS
                                                              ----------    -------
                                                              SECURITIES               ALL OTHER
         NAME AND                                             UNDERLYING     LTIP       COMPEN-
         PRINCIPAL                                             OPTIONS      PAYOUTS     SATION
         POSITION            YEAR    SALARY($)    BONUS($)       (#)        ($)(2)      ($)(3)
         ---------           ----    ---------    --------    ----------    -------    ---------
Gordon D. Harnett            1997     398,879(4)  160,846(4)    40,000           --     18,001(4)
Chairman of the              1996     366,222(4)  201,171(4)        --      170,145     16,305(4)
Board, President and         1995     360,000(4)  191,412(4)    30,000           --     18,828(4)
Chief Executive Officer

Carl Cramer                  1997     213,916(5)   61,316        9,000           --      8,773(5)
Vice President Finance       1996     200,850(5)   78,507           --       66,167      8,285(5)
and Chief Financial          1995     200,004      75,667        9,000           --         --
Officer

Craig B. Harlan              1997     187,863(6)   53,250        7,500           --      8,138(6)
Vice President               1996     176,376(6)   83,413           --       54,919      7,232(6)
International                1995     169,750(6)   64,694        7,500            0      7,856(6)

Stephen Freeman              1997     176,438(7)   50,054        9,000           --      7,602(7)
Vice President-              1996     162,726(7)   76,958           --       53,595      6,721(7)
Alloy Products               1995     162,000(7)   61,289        9,000           --      7,310(7)

Alfonso T. Lubrano           1997     139,338(8)   85,368        6,000           --      6,024(8)
President-Technical          1996     125,440(8)   72,611            0       46,146      5,101(8)
Materials, Inc.              1995     124,750(8)   43,470        5,000           --      5,405(8)

---------------

(1) No compensation was paid to any of the named executive officers that requires disclosure as "Other Annual Compensation."

(2) Reflects Performance Restricted Shares awarded in 1995, which were earned by the named Executive Officers for the performance period 1995 through 1996, valued at the Company's Common stock price at February 4, 1997 plus accumulated dividends earned on those shares. No Performance Restricted Shares or Performance Shares were granted in 1997.

(3) Except as disclosed in (4), (5), (6), (7) and (8), amounts consist of Company matching contributions to the Brush Wellman Inc. Savings and Investment Plan.

(4) Salary for 1997, 1996 and 1995 includes deferred compensation of $19,385, $18,202 and $18,900, respectively. Bonus for 1997, 1996 and 1995 includes deferred compensation of $3,868, $7,018 and $6,255, respectively. All Other Compensation for 1997, 1996 and 1995 includes deferred compensation in respect of Company matching credits under the Brush Wellman Inc. Supplemental Retirement Benefit Plan of $13,201, $12,228 and $13,905, respectively.

(5) Salary for 1997 and 1996 includes deferred compensation of $13,242 and $12,652, respectively. All Other Compensation for 1997 and 1996 includes deferred compensation in respect of Company matching credits under the Brush Wellman Inc. Supplemental Retirement Benefit Plan of $3,973 and $7,575, respectively.

(6) Salary for 1997, 1996 and 1995 includes deferred compensation of $6,677, $5,464 and $6,713, respectively. All Other Compensation for 1997, 1996 and 1995 includes deferred compensation in respect of Company matching credits under the Brush Wellman Inc. Supplemental Retirement Benefit Plan of $3,338, $2,732 and $3,356, respectively.

(7) Salary for 1997, 1996 and 1995 includes deferred compensation of $9,340, $7,401 and $9,365, respectively. All Other Compensation for 1997, 1996 and 1995 includes deferred compensation in respect of Company matching credits under the Brush Wellman Inc. Supplemental Retirement Benefit Plan of $2,802, $2,221 and $2,810, respectively.

(8) Salary for 1997, 1996 and 1995 includes deferred compensation of $4,081, $2,002 and $2,414, respectively. All Other Compensation for 1997, 1996 and 1995 includes deferred compensation in respect of Company matching credits under the Brush Wellman Inc. Supplemental Retirement Benefit Plan of $1,224, $601 and $905, respectively.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information concerning unexercised stock options held by the executive officers included in the Summary Compensation Table and the value of such officers' unexercised options at December 31, 1997.

                                                                NUMBER OF
                                                          SECURITIES UNDERLYING
                                                           UNEXERCISED OPTIONS    VALUE OF UNEXERCISED
                                   SHARES                    AT DECEMBER 31,      IN-THE-MONEY OPTIONS
                                  ACQUIRED      VALUE            1997(#)             AT DECEMBER 31,
                                 ON EXERCISE   REALIZED       EXERCISABLE/        1997($) EXERCISABLE/
             NAME                    (#)         ($)          UNEXERCISABLE           UNEXERCISABLE
             ----                -----------   --------   ---------------------   ---------------------
Gordon D. Harnett                     -0-           -0-          285,000/              $2,430,100/
                                      -0-           -0-              -0-               $      -0-
Carl Cramer                           -0-           -0-           23,000/              $  165,215/
                                      -0-           -0-              -0-               $      -0-
Craig B. Harlan                    20,500(1)   $131,520           68,000/              $  418,538/
                                      -0-           -0-              -0-               $      -0-
Stephen Freeman                       -0-           -0-           49,000/              $  422,015/
                                      -0-           -0-              -0-               $      -0-
Alfonso T. Lubrano                 10,000      $ 69,832            7,500/              $   52,908/
                                      -0-           -0-              800               $    7,000

---------------

(1) Includes unexercised options for 8,000 shares repurchased by the Company to save administrative costs.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 1997 to the executive officers included in the Summary Compensation Table. There was one grant of options to the named executive officers during the year.

                                      INDIVIDUAL GRANTS
                       -----------------------------------------------
                                    % OF TOTAL
                                     OPTIONS                               POTENTIAL REALIZABLE VALUE AT
                         (#) OF      GRANTED                               ASSUMED ANNUAL RATES OF STOCK
                       SECURITIES       TO       EXERCISE                        PRICE APPRECIATION
                       UNDERLYING   EMPLOYEES    OR BASE                          FOR OPTION TERM
                        OPTIONS     IN FISCAL     PRICE     EXPIRATION    --------------------------------
        NAME            GRANTED        YEAR       ($/SH)       DATE       0%($)      5%($)        10%($)
        ----           ----------   ----------   --------   ----------    ------    --------    ----------
Gordon D. Harnett        40,000       18.82       $18.13      2/4/2007    $    0    $455,949    $1,155,463
Carl Cramer               9,000        4.23       $18.13      2/4/2007    $    0    $102,588    $  259,979
Stephen Freeman           9,000        4.23       $18.13      2/4/2007    $    0    $102,588    $  259,979
Craig B. Harlan           7,500        3.53       $18.13      2/4/2007    $    0    $ 85,490    $  216,649
Alfonso T. Lubrano        6,000        2.82       $18.13      2/4/2007    $    0    $ 68,392       173,319

              REPORT OF ORGANIZATION AND COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Organization and Compensation Committee of the Board of Directors (the "Committee") was expanded in 1997 to include all independent, non-employee directors of the Board. The Committee is responsible for developing and making policy recommendations to the Board with respect to the Company's executive compensation. In addition, the Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer (the "CEO") and each of the other executive officers of the Company.

  COMPENSATION PHILOSOPHY -- PAY FOR PERFORMANCE

     The Committee's compensation philosophy is to recognize superior results with superior monetary rewards. Where results are below expectation, pay will directly reflect the less-than-targeted performance.

  TOTAL COMPENSATION STRATEGY

     The executive compensation strategy is to attract and retain qualified executives and to provide appropriate incentives to achieve the long-term success of the Company and to enhance shareholder value over the long term. The Company employs a total compensation strategy, taking into consideration base pay, annual performance compensation and long-term incentives. Base salary is generally established at moderately competitive levels, and greater weight is put on the performance-driven portions of the compensation package.

  BASE SALARY

     Base salaries are established by the Committee based on an executive's job responsibilities, level of experience, individual performance and contribution to the business. In 1997, the CEO's annual base salary was increased by 6.5% from, $375,600 to $400,000, in recognition of overall performance and contribution to the business. Executive officers, other than the CEO, received 4% increases in base salary, which was consistent with generally published average market increases. A few executives received somewhat higher increases due primarily to increased responsibilities, which brought the total average increase to approximately 4.7% for this group.

  ANNUAL PERFORMANCE COMPENSATION

     A Management Performance Compensation Plan (the "Plan") provides for annual, single-sum cash payments that are based on achieving preestablished financial objectives. These objectives are established by the Committee on an annual basis. The CEO's annual performance compensation is based entirely on financial performance and is 100% dependent on total Company results. The other executive officers' annual performance compensation is also completely based on financial performance and is dependent on Company results and/or relevant business unit results.

     The percentage of base salary available for annual performance compensation under the Plan varies according to the level of the individual's responsibility. The CEO may attain 52% of base pay for achieving the targeted objective, 78% for exceeding the maximum objective, and 0% if the minimum objective is not attained. Likewise, the other executive officers may achieve 37%, 55.5%, and 0%, respectively. In 1997, the Company's targeted objective, which was based on earnings per share, was not achieved. As a result, the CEO received a cash payout of 40% of base pay. Other executive officers received cash payouts ranging from 47% of base pay to 28% of base pay due to varying business unit results.

     In addition to the payouts under the Plan, the Committee approved special additional cash awards to two executive officers who significantly surpassed their maximum objectives on operating profit for their individual business units. The awards were equivalent to 14% of base pay for one and 4% of base pay for the other. One other executive officer received a special compensation award for achieving a profitable quarter for the first time in five years in his business unit. This award was equivalent to 5% of his base pay.

                              STOCK INCENTIVE PLAN

  LONG-TERM INCENTIVES

     The shareholder-approved 1995 Stock Incentive Plan (the "Incentive Plan") was designed to afford the Committee flexibility in making awards to align the Company's long-term incentives with shareholder interest. The Incentive Plan provides the Committee the ability to design stock-based incentives for the achievement of superior results over three year periods.

     In accordance with the Incentive Plan, in early 1996, the Committee established management objectives for a three year performance period beginning January 1, 1996 through December 31, 1998. Eligible participants were granted combined awards of Performance Restricted Shares and Performance Shares which are earned only if the management objectives specified by the Committee are reached during the performance period. All of the Performance Restricted Shares covered by an award could be earned if the management objectives are attained at target level established by the Committee. Performance Shares, however, could only become payable for performance above target. Since the performance period will not be completed until December 31, 1998, no awards were paid under the Incentive Plan in 1997. Also, by Incentive Plan design, no new awards were granted in 1997.

     For 1998, the Committee has changed the Incentive Plan's management objective from return on invested capital to stock price appreciation so as to even more closely link management's incentive to shareholder interest.

                                 STOCK OPTIONS

     Stock options are typically granted annually to executives and other selected employees whose contributions and skills are important to the long-term success of the Company. The options are granted with an exercise price equal to the market price of the Company's stock on the date of grant, and vest over a period of up to four years and expire after ten years.

     In 1997, a total of 135 selected employees were awarded options. The overall number of option shares granted was approximately 1.2% of total shares outstanding.

     The Committee established a range of potential option awards for the CEO and executive officers based on a 1995 total compensation study performed by a nationally recognized compensation consultant which analyzed comparably-sized manufacturing and metals companies. The specific number of stock options granted to an executive is determined by the Committee based upon the individual's level of responsibility, recommendations by management, and a subjective judgment by the Committee of the executive's contribution to the performance of the Company. The number of options currently held by each executive is not taken into consideration. In 1997, the Committee granted the CEO a stock option covering 40,000 shares of the Company's Common Stock. The grant was based on the CEO's continued contributions to the Company's financial performance and his effective leadership of a complex global business.

     The Company has continued a limited share buyback program in 1997 to offset for stock dilution that may occur as a result of the above programs.

  DEDUCTIBILITY OF COMPENSATION IN EXCESS OF $1 MILLION A YEAR

     In 1993, Congress enacted Section 162(m) of the Internal Revenue Code of 1986, effective for tax years beginning in 1994. This legislation precludes a public corporation from taking a deduction for compensation in excess of $1 million per year for its CEO or any of its four other highest-paid executive officers. However, certain performance-based compensation is specifically exempt from the deduction limit. The limitation has no immediate applicability to the Company. However, any compensation derived from Performance Restricted Shares or Performance Shares awarded under the Incentive Plan is expected to be exempt from the limit on corporate tax deduction.

     The foregoing report has been furnished by the Committee.

                                            William P. Madar (Chairman)
                                            Albert C. Bersticker
                                            Charles F. Brush, III
                                            David L. Burner
                                            Joseph P. Keithley
                                            Robert M. McInnes
                                            William R. Robertson
                                            John Sherwin, Jr.

CUMULATIVE TOTAL SHAREHOLDER RETURN

     The following graph sets forth the cumulative shareholder return on the Company's Common Stock as compared to the cumulative total return of (a) the S&P 500 Index for the five year period ending December 31, 1997, and (b) a self-constructed index consisting of the Company, Cabot Corporation, Carpenter Technology Corp., Chase Brass Industries Inc., Handy and Harmon Inc., Olin Corporation, Precision Castparts Corp. and Worthington Industries, Inc.(1)

                    COMPARISON OF FIVE YEAR TOTAL RETURN(2)

                                                BRUSH                               SELF-
               MEASUREMENT PERIOD              WELLMAN                           CONSTRUCTED
             (FISCAL YEAR COVERED)               INC.            S&P 500            INDEX
1992                                            $100              $100              $100
1993                                            $ 95              $110              $129
1994                                            $117              $111              $136
1995                                            $117              $153              $205
1996                                            $115              $188              $207
1997                                            $177              $251              $255

(1) The Company is the world's leading supplier of beryllium, and a producer of a diverse group of engineered materials, including metals, alloys, ceramics, specialty clad metals and precious metal products. Most competitors are either divisions or subsidiaries of larger corporations, or privately-held companies. As such, the Company does not fit easily into any standardized peer company listing. A customized peer group has been developed, consisting of specialty engineered materials producers that either compete directly with the Company for major portions of their business, operate using similar production technologies, or serve similar markets.

(2) Assumes that the value of the Company's Common Stock and each index was $100 on December 31, 1992 and that all dividends were reinvested.

PENSION AND RETIREMENT BENEFITS

     The Brush Wellman Inc. Pension Plan for Salaried Employees is a defined benefit plan under which Messrs. Harnett, Cramer, Harlan, and Freeman are currently accruing benefits. The following table shows the estimated annual pension benefits under the Brush Wellman Salaried Pension Plan as well as benefits provided under the Company's Supplemental Retirement Benefit Plan, to the extent that they supplement benefits provided under the Brush Wellman Salaried Pension Plan, which would be payable, without reduction for any optional form of payment, to employees in various compensation classifications upon retirement at age 65 after selected periods of service:

                               PENSION PLAN TABLE

FINAL AVERAGE                     YEARS OF SERVICE AT AGE 65
 ANNUAL PAY     ---------------------------------------------------------------
  AT AGE 65     10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS
-------------   --------   --------   --------   --------   --------   --------
 $  150,000     $ 21,429   $ 32,143   $ 42,857   $ 53,571   $ 64,286   $ 75,000
    200,000       28,571     42,857     57,143     71,429     85,714    100,000
    300,000       42,857     64,286     85,714    107,143    128,571    150,000
    400,000       57,143     85,714    114,286    142,857    171,429    200,000
    500,000       71,429    107,143    142,857    178,571    214,286    250,000
    600,000       85,714    128,571    171,429    214,286    257,143    300,000
    700,000      100,000    150,000    200,000    250,000    300,000    350,000
    800,000      114,286    171,429    228,571    285,714    342,857    400,000
    900,000      128,571    192,857    257,143    321,429    385,714    450,000

     The compensation covered by the Brush Wellman Salaried Pension Plan and the Supplemental Retirement Benefit Plan is regular base salary, sales commissions, and performance compensation. The compensation covered by the Brush Wellman Salaried Pension Plan and the Supplemental Retirement Benefit Plan is the same as the amounts shown in the salary and bonus columns of the Summary Compensation Table on page 8. Credited service for pension benefit purposes for Messrs. Harnett, Cramer, Harlan, and Freeman is 20, 3, 11, and 5, respectively. The Supplemental Retirement Benefit Plan adds 14 years to Mr. Harnett's Brush Wellman Inc. pension service. The amounts shown in the above table are computed on the basis of a straight-life annuity (for the employee's life only) and are shown without reduction for Social Security benefits or other offset amounts. The benefits shown in the above table are subject to reductions based on Social Security benefit amounts and, in the case of Mr. Harnett, for certain pension benefits from previous employers.

     The Technical Materials, Inc. Pension Plan is a defined benefit plan under which Mr. Lubrano and Mr. Harlan will receive a benefit based on their Technical Materials, Inc. pension service. The following table shows the estimated annual pension benefits under the Technical Materials, Inc. Pension Plan as well as benefits provided under the Company's Supplemental Retirement Benefit Plan, to the extent that they supplement benefits provided under the Technical Materials, Inc. Pension Plan, which would be payable, without reduction for any optional form of payment, to employees in various compensation classifications upon retirement at age 65 after selected periods of service:

                               PENSION PLAN TABLE

FINAL AVERAGE                YEARS OF SERVICE AT AGE 65
 ANNUAL PAY     ----------------------------------------------------
  AT AGE 65     10 YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS
-------------   --------   --------   --------   --------   --------
  $150,000      $19,154    $28,731    $38,308    $47,884    $ 57,461
   200,000       25,538     38,308     51,077     63,846      76,615
   300,000       38,308     57,461     76,615     95,769     114,923

     The compensation covered by the Technical Materials, Inc. Pension Plan and the Supplemental Retirement Benefit Plan is regular base salary, sales commissions, and performance compensation. The compensation covered by the Technical Materials, Inc. Pension Plan and the Supplemental Retirement Benefit Plan is the same as the amounts shown in the salary and bonus columns of the Summary Compensation Table on page 8. Credited service for pension benefit purposes for Messrs. Harlan and Lubrano is 10 and 5, respectively. The amounts shown in the above table are computed on the basis of a straight-life annuity (for the employee's life only).

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with certain senior executives, including all of the executive officers named in the Summary Compensation Table on page 8 except for Mr. Lubrano. These agreements provide certain benefits to the senior executives in the event there is a change in control of the Company. The material aspects of the employment agreements are summarized below.

     In general, a change in control of the Company is deemed to have occurred whenever:

          (i) the Board of Directors fails to include a majority of directors who are either "Original Directors" (those in office on February 20, 1989) or "Approved Directors" (those who, after February 20, 1989, are elected, or are nominated for election by the shareholders, by a vote of at least two-thirds of the Original Directors and the Approved Directors, if any);

          (ii) any "person" (as defined in Section 1701.01(G) of the Ohio General Corporation Law) shall have accumulated shares exceeding specified threshold levels (one-fifth, one-third or a majority) of the Company's voting power without first having obtained the shareholder approval required by, and otherwise complied with, the Ohio Control Share Acquisition Act (principally Section 1701.831 of the Ohio General Corporation Law); or

          (iii) the Board of Directors determines in good faith that (a) any particular actual or proposed accumulation of Company shares, tender offer, merger, consolidation, sale of assets, proxy contest or other event or series of events will, or is likely to, if carried out, result in a situation specified in (i) or (ii) above and (b) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of the agreements, if the agreements thereupon become immediately operative.

In the event of such a change in control, each executive will (if then an employee of the Company) remain employed in substantially his then position for at least four years or, if earlier, until the first to occur of the death of the executive or his reaching age 65 (the "Window Period"). During the Window Period, he will receive an annual amount at least equal to his salary rate in effect at the beginning of the Window Period (or, if higher, his salary rate at any time during the two full calendar years immediately preceding the change in control) plus the highest incentive compensation award received by him in any of the prior three years. In addition, he is entitled during the Window Period to continue to participate in all Company benefit plans in which he was participating and to receive all perquisites which were available to him (or to other benefits and perquisites at the same level as those he enjoyed) at the time of the change in control.

     After a change in control, the executive may be terminated by the Company for "cause" (the commission of a felony). If he is terminated without cause, or if he terminates for any of the specified reasons described below, he will be entitled to receive in a lump sum payment the present value of the remaining aggregate direct remuneration (salary and incentive compensation) which would otherwise have been paid to him for the remainder of the Window Period. The Company is obligated to secure these payments through a trust to be funded at or prior to the time of any change in control. The executive will also be entitled in such a case to the continuation of benefits and perquisites. The agreements include procedures intended to provide that none of the foregoing will constitute "parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In general, tax penalties would be imposed on the executive and the Company if any of the foregoing were determined to constitute parachute payments. The executive may terminate employment with the Company and still be entitled to receive the payments specified above in the event of: (a) his good faith determination that, due to changed circumstances significantly affecting his position with the Company, he is unable to carry out his duties and responsibilities; (b) any reduction in compensation or any substantial reduction in position; or (c) any requirement that he have as his principal office any place more than 50 miles from his principal residence at the time of the change in control.

     If the executive is terminated without cause, or if the executive terminates for any of the reasons specified above, he is, in general, obligated for a period of two years (or, if less, the balance of the Window Period) to use reasonable efforts to seek other comparable employment. He is also generally obligated to pay over to the Company 50% of all employment income from other employers earned by him during that time and is subject for the same time to specified prohibitions on competition.

     The Company is obligated to pay all attorneys' and related fees and expenses incurred by an executive as a result of the Company's failure to perform its obligations under his agreement or as a result of specified challenges to the validity or enforceability of, or the executive's performance under, such agreement. This obligation of the Company must be secured by insurance or as the Board of Directors otherwise determines.

     In determining whether the Window Period commences, the agreements continue for five years. They will thereafter continue for successive two year increments unless either the Company or the executive gives a specified notice to the other.

                 2.  AMENDMENT TO THE 1995 STOCK INCENTIVE PLAN

                                    GENERAL

     On March 3, 1998, the Board of Directors of the Company (the "Board") amended the Brush Wellman Inc. 1995 Stock Incentive Plan (the "Plan"), subject to the approval of the Company's shareholders at the 1998 annual meeting of shareholders, to increase the number of shares of Common Stock available under the Plan by 750,000.

     The Plan was originally approved by shareholders at the 1995 annual meeting of shareholders. Consistent with changes in Rule 16b-3, the Plan was amended by the Board on October 7, 1997 to provide that the Committee administering the Plan be comprised of not less than three persons who are non-employee directors within the meaning of Rule 16b-3. Shareholder approval was not required for that amendment.

     The Plan serves the Company's objective of aligning the Company's long-term management objectives closely with shareholder interests. The Plan authorizes the Organization and Compen-sation Committee of the Board of Directors (the "Committee") to select from among five categories of incentive awards: performance restricted shares ("Performance Restricted Shares"), performance shares ("Performance Shares"), performance units ("Performance Units"), restricted shares ("Restricted Shares") and options to purchase shares of Common Stock ("Option Rights"). This affords the Committee the flexibility to design stock-based incentives for achievement of superior performance by officers and other key salaried employees of the Company.

     The amendment of the Plan increases the number of shares of Common Stock available by 750,000 shares. The Plan originally authorized the issuance of 750,000 shares of Common Stock, of which, as of March 9, 1998, only 66,139 remained available for future grants. In addition 49,790 shares of Common Stock will remain available for future grants, as of such date, under the 1989 and 1984 Stock Option Plan.

     Since 1995 through 1997, the Company has granted Options Rights for 354,727 shares of Common Stock under the Plan. In addition, in 1996 the Company issued 34,678 Performance Restricted Shares and 825 Performance Shares based on achievement of the return on invested capital and return on assets targets established by the Committee. The Committee has also awarded 89,815 Performance Restricted Shares and 40,127 Performance Shares for the performance period 1996-1998, which will be paid out if the appropriate return on invested capital and return on assets targets established by the Committee are met.

     In 1998, the Committee awarded 52,552 Performance Restricted Shares and 26,276 Performance Shares, together with tax offset rights worth up to one-half the value of these awards at the end of the performance period, for the performance period 1998-2000. The 1998 awards were based on stock price targets instead of return on invested capital and return on assets, in order to provide a more direct link to shareholder value.

     In addition to the above mentioned awards, under the Company's ongoing performance programs, the Committee has also used the Plan to meet various other compensation needs that have arisen from time to time, including grants of 48,000 Performance Shares and 26,838 Performance Restricted Shares used to make retention awards to a group of employees who joined the Company through an acquisition.

     The only change being presented for approval by the shareholders at the 1998 annual meeting is the increase in shares of Common Stock available, together with a corresponding increase in the maximum number of Restricted Shares available under the Plan. A summary of these changes is set forth below, as part of a summary description of the entire Plan. The following description of the Plan is qualified by reference to the Plan, which is attached as Appendix A.

                              SUMMARY OF THE PLAN

     ELIGIBILITY. Officers, including officers who are members of the Board, and other key salaried employees of the Company and its subsidiaries may be selected by the Committee to receive benefits under the Plan.

     PLAN LIMITS. The maximum number of shares of Common Stock that may be (i) issued or transferred upon the exercise of Option Rights, (ii) awarded as Performance Restricted Shares or Restricted Shares and released from substantial risk of forfeiture thereof or (iii) issued or transferred in payment of Performance Shares or Performance Units that have been earned, shall not in the aggregate exceed 1,500,000 shares of Common Stock, 750,000 of which were approved by shareholders in 1995 and 750,000 of which are being added by the amendment. These shares may be shares of original issuance or treasury shares or a combination thereof. However, the number of shares awarded as Restricted Shares may not exceed 150,000 (excluding forfeitures), of which 75,000 were approved by shareholders in 1995. These limits are subject to adjustments as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events.

     Upon the payment of any option price by the transfer to the Company of shares of Common Stock or upon satisfaction of tax withholding obligations or any other payment made or benefit realized under the Plan by the transfer or relinquishment of shares of Common Stock, there shall be deemed to have been issued or transferred only the net number of shares actually issued or transferred by the Company less the number of shares so transferred or relinquished. However, the number of shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 750,000 as approved by shareholders in 1995, subject to adjustment as provided for in the Plan. Upon the payment in cash of a benefit provided by any award under the Plan, any shares of Common Stock that were covered by such award shall again be available for issuance or transfer under the Plan.

     THE PLAN SPECIFICALLY PROHIBITS "REPRICING" OF OUTSTANDING OPTION RIGHTS. SEE ADMINISTRATION AND AMENDMENTS, BELOW.

     The number of Performance Units granted under the Plan may not in the aggregate exceed 750,000 as approved by shareholders in 1995. Performance Units that are granted under the Plan and are paid in shares of Common Stock or are not earned by a participant at the end of a performance period are available for future grants of Performance Units.

     No participant shall receive in any one calendar year awards of Performance Restricted Shares, Performance Shares and Performance Units having an aggregate value as of their respective dates of grant in excess of $1,000,000. No participant shall be granted Option Rights for more than 300,000 shares of Common Stock during any five consecutive calendar years, subject to adjustment pursuant to the Plan. These units are the same as approved by shareholders in 1995.

     PERFORMANCE RESTRICTED SHARES. An award of Performance Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration from the participant.

     The Committee must specify Management Objectives (as discussed below) which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. The Committee shall also specify in respect of the specified Management Objectives, a minimum acceptable level of achievement and must set forth a formula for determining the number of Performance Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified Management Objectives.

     Performance Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of at least one year to be determined by the Committee on the date of the grant. To enforce these forfeiture provisions, the transferability of Performance Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of retirement, death or disability or a Change in Control (as defined in the Plan) of the Company.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. A Performance Share is the equivalent of one share of Common Stock and a Performance Unit is the equivalent of the market value of one share of Common Stock on the date of the grant. The participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period may be subject to earlier termination in the event of a Change in Control of the Company. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period, the participant has achieved the specified Management Objectives, the participant will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant. As noted above, no more than 75,000 shares may be awarded as Restricted Shares.

     As are Performance Restricted Shares, Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the date of the grant. This period may not be less than three years, except that the Committee may provide for a shorter period in the event of retirement, death or disability or a Change in Control of the Company.

     OPTION RIGHTS. The Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Company of nonforfeitable, unrestricted shares of Common Stock that are already owned by the optionee,
(iii) with any other legal consideration the Committee may deem appropriate or
(iv) by any combination of the foregoing methods of payment.

     Payment of the option price of any Non-qualified Option may also be made in whole or in part in the form of Restricted Shares or other shares of Common Stock that are subject to risk of forfeiture or restriction on transfer. When paid for with such consideration, unless otherwise determined by the Committee on or after the date of the grant, whenever shares of Common Stock received by the optionee upon the exercise of the Non-qualified Option is subject to the same risks of forfeiture or restrictions on transfer as applied to the consideration surrendered by the optionee. However, such risks of forfeiture and restriction on transfer shall apply only to the same number of shares of Common Stock received by the optionee as applied to the forfeitable or restricted shares of Common Stock surrendered by the optionee.

     The Committee has the authority to specify at the time Option Rights are granted that the shares of Common Stock will not be accepted in payment of the option price until they have been owned by the optionee for a specified period; however, the Plan does not require any such holding period and would permit immediate sequential exchanges of shares of Common Stock at the time of exercise of Option Rights. Any grant of an Option Right may provide for deferred payment of the option price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

     Option Rights granted under the Plan may be Option Rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Option Rights that are not intended to so qualify or combinations thereof.

     Any grant of Option Rights may specify Management Objectives which, if achieved, will result in exercisability of such rights. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised. No Option Right may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of the Option Rights in the event of a Change in Control of the Company.

     The market value of a share of Common Stock was $27.125 on March 9, 1998, which was the closing price of a share of Common Stock on the New York Stock Exchange on that date.

     TRANSFERABILITY. No Option Right or other "derivative security" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") is transferable by a participant except by will or the laws of descent and distribution. Option Rights may not be exercised during a participant's lifetime except by the participant or, in the event of the participant's incapacity, by the participant's guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision. However, the Committee, in its sole discretion, may provide for the transferability of particular awards under the Plan.

     The Committee may specify at the date of grant that all or any part of the shares of Common Stock that are to be issued or transferred by the Company upon the exercise of Option Rights or upon payment under any grant of Performance Shares or Performance Units, or are to be no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of the Plan with respect to Restricted Shares, shall be subject to further restrictions on transfer.

     MANAGEMENT OBJECTIVES. The Plan requires that the Committee establish "Management Objectives" for purposes of Performance Restricted Shares, Performance Shares or Performance Units. When so determined by the Committee, Option Rights may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. Management Objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of 162(m)(3) of the Code shall be limited to specified levels of or growth in (i) return on invested capital, (ii) return on equity, (iii) return on operating assets, (iv) earnings per share and/or (v) market value per share. Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives, in whole or in part, as the Committee deems appropriate and equitable.

     ADMINISTRATION AND AMENDMENTS. The Plan is to be administered by a committee consisting of not less than three non-employee directors who are Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Plan, the Committee is authorized to interpret the Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Plan and may condition the grant of awards on the surrender or deferral by the participant of the participant's right to receive a cash bonus or other compensation otherwise payable by the Company or a subsidiary to the participant. The Committee may delegate its authority to officers of the Company and its subsidiaries in certain circumstances.

     The Plan may be amended from time to time by the Board of Directors, but without further approval by the shareholders of the Company, except no such amendment may (i) increase the aggregate number of Common Shares that may be issued or transferred and covered by outstanding awards, increase the aggregate number of Performance Units that may be granted, or increase the number of shares which may be granted to any participant in any one or three fiscal years, or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Plan.

     The Committee shall not, without the further approval of the Shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Rights shall be cancelled and replaced with awards having a lower option price without the further approval of the shareholders of the Company.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

  Tax Consequences to Participants.

     PERFORMANCE RESTRICTED SHARES. A recipient of Performance Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Performance Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a
Section 83(b) election has not been made, any dividends received with respect to Performance Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

     RESTRICTED SHARES. A recipient of Restricted Shares will be taxed in a manner substantially similar to that described above in the case of a recipient of Performance Restricted Shares.

     NON-QUALIFIED OPTIONS. In general: (i) no income will be recognized by an optionee at the time a Non-qualified Option is granted; (ii) at the time of exercise of a Non-qualified Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are unrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Non-qualified Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either a capital gain (or loss).

     INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an Incentive Stock Option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as a capital gain (or loss).

  Tax Consequences to the Company or Subsidiary.

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation.

VOTE REQUIRED

     A favorable vote of the majority of votes cast on the matter is necessary for approval of the amendment to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLAN.

            3.  1997 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

                                    GENERAL

     The 1990 Stock Option Plan for Non-Employee Directors (the "1990 Plan"), which provided for the award of options to purchase shares of Common Stock of the Company to non-employee directors, no longer has any shares available and will terminate on the second business day following the 1998 annual meeting of shareholders. To replace the 1990 Plan, the Board of Directors adopted the 1997 Stock Incentive Plan for Non-Employee Directors (the "1997 Plan"), subject to approval by the shareholders of the Company at the 1998 annual meeting. In addition to stock options, the 1997 Plan will also provide for annual awards of shares of Common Stock on a deferred basis to each non-employee director. The purpose of the 1997 Plan is to increase the ownership interest in the Company of non-employee directors and provide an additional incentive to serve as directors to persons whose services are considered essential to the Company's continued progress. The following description of the 1997 Plan is qualified by reference to the 1997 Plan, which is attached as Appendix B.

                            SUMMARY OF THE 1997 PLAN

     ELIGIBILITY. Any director who has never been an employee of the Company or any subsidiary or affiliate of the Company will be eligible to participate in the 1997 Plan ("Eligible Director").

     1997 PLAN LIMITS. An aggregate of 50,000 shares of Common Stock will be available for issuance upon the exercise of options granted under the 1997 Plan and as deferred shares under the 1997 Plan. This limit is subject to adjustment as provided in the 1997 Plan for stock splits, stock dividends, recapitalizations and other similar transactions or events.

     ADMINISTRATION. The 1997 Plan will be administered by the Governance Committee of the Board (the "Governance Committee"), who will be authorized to interpret the 1997 Plan, but will have no discretion with respect to the eligibility or selection of directors to receive options or deferred shares under the 1997 Plan, the times at which such awards are granted or when such options become exercisable, the number of shares subject to any option, or the purchase price for shares subject to any option.

     OPTIONS. Options to purchase 5,000 shares of Common Stock will be granted automatically to up to six new Eligible Directors who have not received options under the 1990 Plan on the first business day following the date on which the Eligible Director is elected or appointed to the Board. Each grant will permit the optionee to purchase from the Company 5,000 Shares of Common Stock at the fair market value of such shares on the date the options are granted. Payment to the Company may be in the form of cash, shares of Common Stock previously owned by the optionee for more than 6 months or a combination thereof. The period during which option grants may be made under the 1997 Plan will terminate on the second business day following the 2005 annual meeting of shareholders.

     The options will expire ten years after the date they were granted, or at an earlier date if the optionee's service on the Board terminates for any reason other than completion of 5 years of service as a Director, death, or total and permanent disability. Options become exercisable six months after the date of grant.

     The market value of a share of Common Stock on March 9, 1998 was $27.125, which was the closing price of a share of Common Stock on the New York Stock Exchange on that date.

     DEFERRED SHARES. Beginning with the 1998 annual meeting of shareholders, each Eligible Director will automatically be granted 500 deferred shares on the first business day following the annual meeting of shareholders. Each grant will be subject to a deferral period beginning on the date of grant and ending upon termination of service as a director. During the deferral period, the Eligible Directors will have no right to transfer any rights under their awards, and will have no rights to vote the deferred shares. Eligible Directors will be credited with dividend equivalents in an amount equal to the amount per share of any cash dividends declared on the deferred shares during the deferral period. Such dividend equivalents, which will likewise be credited with dividend equivalents, will be deferred until the end of the deferral period and will then be paid out in additional shares of Common Stock.

     The Company will be entitled, but not obligated, to establish a grantor trust or similar arrangement to secure the Company's obligations to deliver deferred shares under the 1997 Plan. However, any funds contained in such trust will remain subject to the claims of the Company's general creditors.

     TRANSFERABILITY. Except as otherwise determined by the Governance Committee, no options or deferred shares granted under the 1997 Plan may be transferred by will or the laws of descent and distribution. Except as otherwise determined by the Governance Committee, options may be exercised during the optionee's lifetime only by the optionee or by the optionee's guardian or legal representative.

     Notwithstanding the foregoing, options will be transferable by an Eligible Director, without payment of consideration therefor by the transferee, to any one or more members of the Eligible Director's immediate family or to one or more trusts established solely for the benefit of one or more members of the Eligible Director's immediate family or to one or more partnerships in which the only partners are members of the immediate family of the Eligible Director. However, no such transfer will be effective unless reasonable prior notice of such transfer is delivered to the Company and such transfer is then effected in accordance with any terms and conditions required by the Company or the Governance Committee. Any transferee will be subject to the same terms and conditions under the 1997 Plan as the Eligible Director.

     ADJUSTMENTS. Adjustments may be made by the Governance Committee in the option price, the number or kind of shares of Common Stock or other securities covered by options and deferred shares, the number of shares covered by the 1997 Plan and the number of shares to be granted to each Eligible Director as may be equitably required as a result of stock splits or other changes affecting the shares of Common Stock.

     AMENDMENTS. The 1997 Plan may be amended by the Board of Directors, but no amendment may change the selection or eligibility of directors to receive options or deferred shares under the 1997 Plan, the times at which options will be granted or become exercisable, the times at which deferred shares will be granted, the number of shares of Common Stock subject to any such options or such awards of deferred shares or the purchase price under any such options.

                               1997 PLAN BENEFITS

     Subject to approval of the shareholders at the 1998 annual meeting, one new Director has been awarded an option to purchase 5,000 shares of Common Stock under the 1997 Plan. On the first business day after the 1998 annual meeting, 8 Directors will receive their first annual grant of 500 deferred shares pursuant to the 1997 Plan. The table below reflects these awards:

                            NEW PLAN BENEFITS TABLE

                                                                              DEFERRED
                                                              OPTIONS          SHARES
                                                              -------    ------------------
                                                                          DOLLAR
                     NAME AND POSITION                        SHARES     VALUE(1)    SHARES
                     -----------------                        ------     --------    ------
Gordon D. Harnett...........................................       0            0        0
Carl Cramer.................................................       0            0        0
Craig B. Harlan.............................................       0            0        0
Stephen Freeman.............................................       0            0        0
Alfonso T. Lubrano..........................................       0            0        0
Executive Group.............................................       0            0        0
Non-Executive Director Group................................   5,000     $108,500    4,000
Non-Executive Officer
  Employee Group............................................       0            0        0

---------------

(1) The dollar values shown are based on the market price of a share of Common Stock on March 9, 1998.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1997 Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

TAX CONSEQUENCES TO ELIGIBLE DIRECTORS

     OPTIONS. The options granted under the 1997 Plan will be non-qualified stock options. In general, (i) no income will be recognized by an Eligible Director at the time an option is granted; (ii) at the time an option is exercised, ordinary income will be recognized by the Eligible Director in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as a capital gain.

     DEFERRED SHARES. No income generally will be recognized upon the grant of deferred shares. The receipt of a deferred share grant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares on the date that such shares are transferred to the Eligible Director under the grant, and the capital gains/loss holding period for such shares will also commence on such date.

TAX CONSEQUENCES TO THE COMPANY

     To the extent that an Eligible Director recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of
Section 280G of the Code.

                                 VOTE REQUIRED

     A favorable vote of the majority of votes cast on the matter is necessary for approval of the amendment to the 1997 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                          4.  APPOINTMENT OF AUDITORS

     The Board of Directors recommends ratification and approval of the appointment of Ernst & Young LLP, independent auditors, to audit the books and accounts of the Company for the year 1998. This proposal will be approved if a majority of the votes cast on this proposal at the annual meeting are in favor of the proposal.

     It is expected that a representative of Ernst & Young LLP will attend the meeting, with the opportunity to make a statement if he so desires and will be available to answer appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the annual meeting of shareholders in 1999 must be received by the Company at 17876 St. Clair Avenue, Cleveland, Ohio, 44110, Attention: Secretary for inclusion in the Company's proxy statement and form of proxy for that meeting not later than November 16, 1998.

                                    GENERAL

     The Company does not know of any matters to be brought before the meeting except as indicated in the notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his own judgment.

By order of the Board of Directors.

                                                     BRUSH WELLMAN INC.

                                                    MICHAEL C. HASYCHAK
                                                         Secretary

Cleveland, Ohio
March 16, 1998

                                                                      APPENDIX A

                               BRUSH WELLMAN INC.

                           1995 STOCK INCENTIVE PLAN
                           (AS AMENDED MARCH 3, 1998)

     1. PURPOSE. The purpose of this Plan is to attract and retain officers and other key salaried employees of Brush Wellman Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "BOARD" means the Board of Directors of the Corporation.

     A "CHANGE IN CONTROL" of the Corporation shall have occurred if any of the following events shall occur:

          (a) The Board at any time shall fail to include a majority of Directors who are either "Original Directors" or "Approved Directors". An Original Director is a Director who is serving on February 7, 1995. An Approved Director is a Director who, after such date, is elected, or is nominated for election by the shareholders, by a vote of at least two-thirds of the Original Directors and the previously elected Approved Directors, if any.

          (b) Any person (as the term "person" is defined in Section 1701.01(G) of the Ohio Revised Code) shall have made a "control share acquisition" (as the term "control share acquisition" is defined in Section 1701.01(Z) of the Ohio Revised Code) of shares of the Corporation without having first complied with Section 1701.831 of the Ohio Revised Code (dealing with control share acquisitions).

          (c) The Board shall at any time determine in the good faith exercise of its judgment that (i) any particular actual or proposed accumulation of shares of the Corporation, tender offer for shares of the Corporation, merger, consolidation, sale of assets, proxy contest, or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within paragraph (a) or
     (b) above and (ii) it is in the best interests of the Corporation and its shareholders, and will serve the intended purposes of this Plan, if such transaction or event or series of transactions or events is deemed to be a Change in Control.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" means the committee described in Section 15(a) of this Plan.

     "COMMON SHARES" means (i) Common Shares of the par value of $1 per share of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 9 of this Plan.

     "DATE OF GRANT" means the date specified by the Committee on which a grant of Performance Restricted Shares, Performance Shares or Performance Units, Restricted Shares or Option Rights shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

     "DESIGNATED SUBSIDIARY" means a subsidiary that is (i) not a corporation or
(ii) a corporation in which at the time the Corporation owns or controls, directly or indirectly, less than 80 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

     "MANAGEMENT OBJECTIVES" means the achievement of a performance objective or objec-tives established pursuant to this Plan for Participants who have received grants of Performance Restricted Shares, Performance Shares or Performance Units or, when so determined by the Committee, Option Rights. Management Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed. The Management Objectives applicable to any award to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision) shall be limited to specified levels of or growth in:

   (i)  return on invested capital;
  (ii)  return on equity;
 (iii)  return on operating assets;
  (iv)  earnings per share; and/or
   (v)  market value per share.

Except in the case of such a covered employee, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

     "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

     "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as a Tax-qualified Option.

     "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right.

     "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

     "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-qualified Option granted pursuant to Section 7 of this Plan.

     "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other salaried employee of the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

     "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 5 of this Plan within which the Management Objective relating thereto is to be achieved.

     "PERFORMANCE RESTRICTED SHARES" means Common Shares granted pursuant to
Section 4 of this Plan as to which neither substantial risk of forfeiture nor the restrictions on transfer referred to in such Section 4 has expired.

     "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share and is awarded pursuant to Section 5 of this Plan.

     "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to the Market Value per Share of one Common Share on the Date of Grant and is awarded pursuant to Section 5 of this Plan.

     "RESTRICTED SHARES" means Common Shares granted pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in such Section 6 has expired. Restricted shares are not subject to Management Objectives specified by the Committee.

     "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule to the same effect.

     "SUBSIDIARY" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

     "TAX-QUALIFIED OPTION" means an Option Right that is intended to qualify under particular provisions of the Code, including without limitation an Incentive Stock Option.

     3. SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 9 of this Plan, the number of Common Shares which may be (i) issued or transferred upon the exercise of Option Rights, (ii) awarded as Restricted Shares or Performance Restricted Shares and released from substantial risk of forfeiture thereof or (iii) issued or transferred in payment of Performance Shares or Performance Units that have been earned, shall not in the aggregate exceed 1,500,000* Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof; provided, however, that the number of Restricted Shares shall not in the aggregate exceed 150,000** (excluding any forfeitures), subject to adjustment as provided in Section 9 of this Plan.

     (b) Upon the full or partial payment of any Option Price by the transfer to the Corporation of Common Shares or upon satisfaction of tax withholding obligations in connection with any such exercise or any other payment made or benefit realized under this Plan by the transfer or relinquishment of Common Shares, there shall be deemed to have been issued or transferred under this Plan only the net number of Common Shares actually issued or transferred by the Corporation less the number of Common Shares so transferred or relinquished; provided, however, that the number of Common Shares actually issued or transferred by the Corporation upon the exercise of Incentive Stock Options shall not exceed the number of Common Shares first specified above in Section 3(a), subject to adjustment as therein provided.

     (c) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

     (d) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 750,000. Performance Units that are granted under this Plan and are paid in Common Shares or are not earned by the Participant at the end of the Performance Period shall be available for future grants of Performance Units hereunder.

     (e) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any period of one calendar year receive awards of Performance Restricted Shares,

---------------

 * Consists of 750,000 shares approved by shareholders in 1995, of which only 66,139 remain available for future grants, and 750,000 proposed to be approved at the annual meeting.

** Consists of 75,000 restricted shares approved by shareholders in 1995 and 75,000 proposed to be approved at the annual meeting.

Performance Shares and Performance Units having an aggregate value as of their respective Dates of Grant in excess of $1,000,000.

     (f) Notwithstanding any other provision of this Plan to the contrary, no Participant shall be granted Option Rights for more than 300,000 Common Shares during any period of five consecutive calendar years, subject to adjustment as provided in Section 9 of this Plan.

     4. PERFORMANCE RESTRICTED SHARES. The Committee may also authorize grants to Participants of Performance Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Any grant of Performance Restricted Shares shall specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such Shares and each grant shall specify in respect of the specified Management Objectives, a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives; provided, however, that no such termination shall occur less than one year after the Date of Grant, except in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation.

          (c) Each grant may be made without payment of additional consideration from the Participant.

          (d) Each grant shall provide that the Performance Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation or other similar transaction or event.

          (e) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Performance Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Performance Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (f) Any grant or sale may require that any or all dividends or other distributions paid on the Performance Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (g) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Performance Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Performance Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     5. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the

Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination in the event of a Change in Control of the Corporation.

          (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant and each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the specified Management Objective.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

          (e) Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

          (f) Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (g) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     6. RESTRICTED SHARES. The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each grant may be made without payment of additional consideration from the Participant.

          (c) Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of at least three years to be determined by the Committee on the Date of Grant, and any grant may provide for the earlier termination of such period in the event of retirement, death or disability of the Participant or a Change in Control of the Corporation.

          (d) Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include without limitation rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e) Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered. Such distribution may be reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

          (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

     7. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

          (a) Each grant of Option Rights shall specify the number of Common Shares to which it pertains.

          (b) Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 7(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d) Any grant of a Nonqualified Option may provide that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this
     Section 7(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

          (f) Successive grants may be made to the same Optionee regardless of whether any Option Rights previously granted to the Optionee remain unexercised.

          (g) Each grant shall specify the period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a Change in Control of the Corporation.

          (h) Option Rights granted pursuant to this Section 7 may be Nonqualified Options or Tax-qualified Options or combinations thereof.

          (i) Any grant of Option Rights may specify Management Objectives which, if achieved, will result in exercisability of such rights.

          (j) No Option Right granted pursuant to this Section 7 may be exercised more than 10 years from the Date of Grant; subject to this limit, the Committee may cause Option Rights to continue to be exercisable after termination of employment of the Participant under circumstances specified by the Committee.

          (k) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

     8. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is defined in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for the transferability of particular awards under this Plan so long as such provisions will not disqualify the exemption for other awards under Rule 16b-3.

     (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Sections 4 and 6 of this Plan, shall be subject to further restrictions upon transfer.

     9. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights and Performance Shares granted hereunder, the Option Prices per Common Share and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or
(b) any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum numbers of Common Shares and Restricted Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(d) of this Plan and the maximum number of Common Shares specified in Section 3(f) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 9. This Section 9 shall not be construed to permit the re-pricing of any Option Rights in the absence of any of the circumstances described above in contravention of Section 16(b) hereof.

     10. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

     11. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of outstanding Common Shares. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     12. PARTICIPATION BY EMPLOYEES OF DESIGNATED SUBSIDIARIES. As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is an employee of a Designated Subsidiary, whether or not such Participant is also employed by the Corporation or another Subsidiary, the Board may require such Designated Subsidiary to agree to transfer to such employee (when, as and if provided for under this Plan and any applicable agreement entered into with any such employee pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation, upon receipt by such Designated Subsidiary of any consideration then otherwise payable by such Participant to the Corporation. Any such award shall be evidenced by an agreement between the Participant and the Designated Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and such Designated Subsidiary. All such Common Shares so delivered by or to a Designated Subsidiary shall be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to such Designated Subsidiary, except for purposes of the definition of "Board" and except in other cases where the context otherwise requires.

     13. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any Subsidiary or Designated Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Corporation may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Corporation.

     14. CERTAIN TERMINATIONS OF EMPLOYMENT, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public or military service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 8(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

     15. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Organization and Compensation Committee of the Board, which shall be composed of not less than three members of the Board, each of whom shall be a Non-Employee Director within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.

     (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Restricted Shares, Performance Restricted Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

     (c) The Committee may delegate to the appropriate officer or officers of the Corporation or any Subsidiary, part or all of its authority with respect to the administration of awards made by the Committee to individuals who are not officers or directors of the Corporation within the meaning of the Securities Exchange Act of 1934.

     16. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Board; provided, however, (i) except as expressly authorized by this Plan, no such amendment shall increase the maximum numbers of Common Shares and Restricted Shares specified in Section 3(a) hereof, increase the maximum number of Performance Units specified in Section 3(d) hereof, increase the numbers of Common Shares specified in Section 3(e) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3 or otherwise cause any award under the Plan to cease to qualify for the performance-based exception to
Section 162(m) of the Code, without the further approval of the shareholders of the Corporation.

     (b) The Committee shall not, without the further approval of the shareholders of the Corporation, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Rights shall be cancelled and replaced with awards having a lower Option Price without the further approval of the shareholders of the Corporation.

     (c) The Committee may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a Subsidiary to the Participant.

     (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

          (e)(i) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

          (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

     17. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan was first approved by the shareholders of the Corporation.

                                                                       EXHIBIT B

              1997 STOCK INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

1. PURPOSE

     The purpose of this 1997 Stock Incentive Plan for Non-Employee Directors (the "Plan") of Brush Wellman Inc. (the "Company") is to increase the ownership interest in the Company of non-employee directors and to provide further incentive to persons whose services are considered essential to the Company's continued progress to serve as directors of the Company.

2. ADMINISTRATION

     The Plan shall be administered by the Governance Committee of the Board of Directors (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have no discretion with respect to the eligibility or selection of directors to receive options or deferred shares under the Plan, the times at which such awards shall be granted or such options shall become exercisable or the number of shares subject to any such options or the Plan or the purchase price thereunder, except for adjustments as described in Section 8. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons, including, without limitation, the Company, its shareholders and persons granted options or deferred shares under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal substantive laws of the State of Ohio.

3. PARTICIPATION IN THE PLAN

     Any director of the Company who has never been an employee of the Company or any subsidiary or affiliate of the Company shall be eligible to participate in the Plan ("Eligible Director").

4. SHARES SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 8, an aggregate of 50,000 shares of the Company's Common Stock of the par value of $1 per share ("Common Stock") shall be available for issuance upon the exercise of options granted under the Plan and as deferred shares under the Plan. The shares of Common Stock deliverable upon the exercise of options or as deferred shares may be made available from authorized but unissued share or shares reacquired by the Company, including shares purchased in the open market or in private transactions, or any combination thereof. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares subject to, but not delivered under, such option shall again become available for the grant of other options or deferred shares under the Plan. If there are not enough shares of Common Stock remaining available for awards to be made under the Plan at a particular time, the Governance Committee shall determine how the shares shall be allocated.

5. NON-STATUTORY STOCK OPTIONS

     All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Each option granted under the Plan shall provide that such option will not be treated as an "incentive stock option," as that term is defined in Section 422(b) of such Code.

6. TERMS, CONDITIONS AND FORM OF OPTIONS

     Each option granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with the Plan and be subject to the following terms and conditions:

          a. Option Grant Dates. Options to purchase 5,000 shares of Common Stock (as adjusted pursuant to Section 8) shall be granted automatically to up to six Eligible Directors who have not received an award under the 1990 Stock Option Plan for Non-Employee Directors on the business day next following the date on which such Eligible Director is elected or appointed to the Board.

          b. Purchase Price. The purchase price per share of Common Stock for which each option is exercisable shall be a price reflecting the mean of the high and the low of the price quoted on said grant date for Brush Wellman Inc. Common Stock on the New York Stock Exchange.

          c. Exercisability and Term of Options. Each option granted under the Plan shall become exercisable six months after the date of grant. Each option granted under the Plan shall expire ten years from the date of grant and shall be subject to earlier termination as hereinafter provided. If an Eligible Director subsequently becomes an employee of the Company while remaining a member of the Board of Directors, any options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

          d. Termination of Service. In the event of the termination of service on the Board by the holder of any option, other than after completion of 5 years of service as a Director or by reason of total and permanent disability or death, the then outstanding options of such holder granted under the Plan may be exercised only to the extent that they were exercisable on the date of such termination and shall expire three months after such termination, or on their stated expiration date, whichever occurs first.

          e. Termination after 5 Years, Disability or Death.  In the event of
     (i) termination of service after completion of 5 years of service as a Director or (ii) the total and permanent disability of the holder of any option granted under the Plan, each of the then outstanding options of such holder may be exercised at any time (after completion of the six month period specified in paragraph c above) within five years after such retirement or disability, but in no event after the expiration date of the term of the option. In the event of the death of an Eligible Director, each of his or her then outstanding options granted under the Plan shall immediately become exercisable in full by the optionee's legal representative at any time prior to the stated expiration date of the term of the option.

          f. Payment. Options may be exercised only upon payment to the Company in full of the purchase price of the shares to be delivered. Such payment shall be made in cash or in Common Stock previously owned by the optionee for more than 6 months or in a combination of cash and such Common Stock. The sum of the cash and the fair market value of such Common Stock shall be at least equal to the aggregate purchase price of the shares to be delivered.

7. DEFERRED SHARES

     Deferred shares granted under this Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with the Plan and be subject to the following terms:

          a. Annual Grants. Beginning with the 1998 Annual Meeting of Shareholders, each Eligible Director shall automatically be granted 500 deferred shares on the business day following the Annual Meeting of Shareholders. Each such grant shall constitute the agreement by the Company to deliver shares of Common Stock to the Eligible Director in the future, at the end of the deferral period provided for in 7(b) below, in consideration of the performance of services.

          b. Deferral Period. Each grant shall be subject to a deferral period beginning on the date of grant and ending upon termination of service as a director. During the deferral period, the Eligible Director shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the deferred shares and shall have no right to vote them.

          c. Dividend Equivalents. Eligible Directors will be credited with dividend equivalents in an amount equal to the amount per share of any cash dividends declared on the deferred shares during the deferral period. Such dividend equivalents, which shall likewise be credited with dividend equivalents, shall be deferred until the end of the deferral period and shall be paid out in additional shares of Common Stock.

          d. Security Arrangement for Deferred Shares. The Company shall be entitled, but not obligated, to establish a grantor trust or similar arrangement to secure the Company's obligations to deliver deferred shares under the Plan; provided, however, that any funds contained therein shall remain subject to the claims of the Company's general creditors.

8. ADJUSTMENT UPON CHANGES IN STOCK

     The Committee may make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by outstanding options and deferred shares as the Committee in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidation, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Committee may also make or provide for such adjustments in the number or kind of shares of the Company's Common Stock or other securities which may be sold under this Plan and the number of such securities to be awarded to each Eligible Director as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Committee as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

9. ASSIGNABILITY AND TRANSFERABILITY

          a. Except as otherwise determined by the Committee, no options or deferred shares granted under the Plan shall be transferable by an Eligible Director other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, options shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.

          b. Notwithstanding the provisions of Section 9(a), options shall be transferable by an Eligible Director, without payment of consideration therefor by the transferee, to any one or more members of the Eligible Director's Immediate Family (as defined in Rule 16a-(e) under the Securities Exchange Act of 1934) (or to one or more trusts established solely for the benefit of one or more members of the Eligible Director's Immediate Family or to one or more partnerships in which the only partners are members of the Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Committee and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Eligible Director.

10. NO RIGHT TO CONTINUE AS DIRECTOR

     Neither the Plan, nor the granting of an option or deferred shares nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the director has a right to continue as a director for any period of time, or at any particular rate of compensation.

11. EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective immediately following approval by the shareholders at the 1998 Annual Meeting of Shareholders. The period during which option grants and awards of deferred shares shall be made under the Plan shall terminate on the second business day following the 2005 Annual Meeting of Shareholders, but such termination shall not affect the terms of any then outstanding options or deferred shares.

12. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     The Board of Directors may suspend or terminate the Plan or amend it in any respect whatsoever; provided, however, that without approval of the shareholders, no amendment shall change the selection or eligibility of directors to receive options or deferred shares under the Plan, the times at which options shall be granted or shall become exercisable, the times at which deferred shares shall be granted, the number of shares of Common Stock subject to any such options, such awards of deferred shares or the purchase price under any such option.

13. FRACTIONAL SHARES

     No fractional shares shall be issued pursuant to options granted hereunder, but in lieu thereof, the cash value of such fraction shall be paid.

14. EFFECTIVE DATE OF THE PLAN

     The Plan shall be effective on the date it is approved by the shareholders of the Company. Grants made prior to such shareholder approval shall be contingent on such approval.

                                  DETACH CARD
--------------------------------------------------------------------------------

BRUSH WELLMAN INC. -- PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Gordon D. Harnett, or if he is unable or unwilling to act, then Michael C. Hasychak, with full power of substitution, to vote and act for and in the name of the undersigned as fully as the undersigned could vote and act if personally present at the annual meeting of shareholders of Brush Wellman Inc. to be held on May 5, 1998 and at any adjournment or postponement thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, 2, 3
                                     AND 4

    1. ELECTION OF DIRECTORS, Nominees:               WITHHOLD AUTHORITY        [ ]
      FOR all nominees listed below        [ ]        to vote for all nominees listed below
      (except as indicated to the contrary below)

            Joseph P. Keithley, William R. Robertson, John Sherwin, Jr.

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

   -----------------------------------------------------------------------------

   2. Approve an amendment to the Brush Wellman Inc. 1995 Stock Incentive Plan.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN
   3. Approve adoption of the Brush Wellman Inc. 1997 Incentive Plan for Non-Employee Directors.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

                    (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                                  DETACH CARD
--------------------------------------------------------------------------------

PROXY NO.                                                              SHARES

(Continued from the other side)

4. Confirming the appointment of Ernst & Young LLP as independent auditors of the Company.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

5. In accordance with his judgment upon any other matter properly presented.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF DIRECTIONS ARE NOT INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2, 3 AND 4.

                                                     Dated................, 1998

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Title

                                                     NOTE: Please sign exactly
                                                     as name appears hereon.
                                                     Joint owners should each
                                                     sign. When signing as
                                                     attorney, executor,
                                                     administrator, trustee or
                                                     guardian, please add your
                                                     title as such.

                                       PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                       PROMPTLY
                                      IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
                                                       POSTAGE.

                                  DETACH CARD
--------------------------------------------------------------------------------

CONFIDENTIAL VOTING INSTRUCTIONS
TO: THE NORTHERN TRUST COMPANY, TRUSTEE UNDER THE BRUSH WELLMAN INC. PAYSOP

Pursuant to section 6.8 of the Brush Wellman Inc. Savings and Investment Plan, the undersigned as a participant in the Plan hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Wellman Inc. credited to the undersigned's PAYSOP Contribution Account under the Plan on the record date for the annual meeting of shareholders of Brush Wellman Inc. to be held on May 5, 1998 and at any adjournment or postponement thereof, on the following matters as checked below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, 2, 3
                                     AND 4

    1. ELECTION OF DIRECTORS, Nominees:               WITHHOLD AUTHORITY        [ ]
      FOR all nominees listed below        [ ]        to vote for all nominees listed below
      (except as indicated to the contrary below)

            Joseph P. Keithley, William R. Robertson, John Sherwin, Jr.

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

   -----------------------------------------------------------------------------

   2. Approve an amendment to the Brush Wellman Inc. 1995 Stock Incentive Plan.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN
   3. Approve adoption of the Brush Wellman Inc. 1997 Incentive Plan for Non-Employee Directors.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

                    (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                                  DETACH CARD
--------------------------------------------------------------------------------

(Continued from the other side)

4. Confirming the appointment of Ernst & Young LLP as independent auditors of the Company.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

5. In accordance with his judgment upon any other matter properly presented.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. THE TRUSTEE SHALL NOT VOTE SHARES OF THE COMPANY FOR WHICH IT DOES NOT RECEIVE INSTRUCTIONS.

THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED BUT THIS CARD IS EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2, 3 AND 4.

                                                     Dated................, 1998

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Title

                                                     NOTE: Please sign exactly
                                                     as name appears hereon.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     add your title as such.

                                      PLEASE SIGN, DATE AND RETURN YOUR VOTING
                                                   CARD PROMPTLY
                                     IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
                                                      POSTAGE.

                                  DETACH CARD
--------------------------------------------------------------------------------

CONFIDENTIAL VOTING INSTRUCTIONS
TO: THE NORTHERN TRUST COMPANY, TRUSTEE UNDER THE BRUSH WELLMAN INC. SAVINGS AND INVESTMENT PLAN.

Pursuant to section 6.8 of the Brush Wellman Inc. Savings and Investment Plan, the undersigned as a participant in the Plan hereby directs the Trustee to vote (in person or by proxy) all shares of Common Stock of Brush Wellman Inc. credited to the undersigned's account (other than shares credited under the PAYSOP Contribution Account) under the Plan on the record date for the annual meeting of shareholders of Brush Wellman Inc. to be held on May 5, 1998 and at any adjournment or postponement thereof, on the following matters as checked below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1, 2, 3
                                     AND 4

    1. ELECTION OF DIRECTORS, Nominees:               WITHHOLD AUTHORITY        [ ]
      FOR all nominees listed below        [ ]        to vote for all nominees listed below
      (except as indicated to the contrary below)

            Joseph P. Keithley, William R. Robertson, John Sherwin, Jr.

   INSTRUCTION: (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

   -----------------------------------------------------------------------------

   2. Approve an amendment to the Brush Wellman Inc. 1995 Stock Incentive Plan.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN
   3. Approve adoption of the Brush Wellman Inc. 1997 Incentive Plan for Non-Employee Directors.

         [ ]  FOR                  [ ]  AGAINST                [ ]  ABSTAIN

                    (CONTINUED, AND TO BE SIGNED ON OTHER SIDE)

                                  DETACH CARD
--------------------------------------------------------------------------------

(Continued from the other side)

4. Confirming the appointment of Ernst & Young LLP as independent auditors of the Company.

      [ ]  FOR                  [ ]  AGAINST                  [ ]  ABSTAIN

5. In accordance with his judgment upon any other matter properly presented.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. THE TRUSTEE SHALL VOTE SHARES OF THE COMPANY FOR WHICH IT DOES NOT RECEIVE INSTRUCTIONS IN THE SAME PROPORTION AS SUCH SHARES FOR WHICH IT RECEIVES VOTING INSTRUCTIONS.

THIS CONFIDENTIAL VOTING INSTRUCTIONS CARD WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE. THE SHARES REPRESENTED BY THIS CARD WILL BE VOTED AS DIRECTED, OR IF DIRECTIONS ARE NOT INDICATED BUT THIS CARD IS EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2, 3 AND 4.

                                                     Dated................, 1998

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Signature

                                                     ...........................
                                                     Title

                                                     NOTE: Please sign exactly
                                                     as name appears hereon.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     add your title as such.

                                      PLEASE SIGN, DATE AND RETURN YOUR VOTING
                                                   CARD PROMPTLY
                                     IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO
                                                      POSTAGE.